Exhibit 99.1

RBC
Non-Deal Roadshow
June 27-30, 2011

Forward Looking Statements
This presentation contains forward-looking statements, including PDL’s expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
▪ The expected rate of growth in royalty-bearing product sales by PDL’s existing licensees;
• The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
• The ability of PDL’s licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
• Changes in any of the other assumptions on which PDL’s projected royalty revenues are based;
• Changes in foreign currency rates;
• Positive or negative results in PDL’s attempt to acquire royalty-related assets;
• The outcome of pending litigation or disputes, including PDL’s current dispute with Genentech related to ex-U.S. sales of Genentech licensed products; and
• The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL’s actual results to differ materially from those expressed or implied in the forward-
looking statements in this presentation are discussed in PDL’s filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL’s filings with the SEC may be obtained at the
"Investors" section of PDL’s website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Company	PDL BioPharma, Inc.
Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2010 Revenues	$345 million
2011- Q2YTD Revenue Guidance	$205 million
2011 Regular Dividends	$0.15 /share paid on March 15, June 15, September 15 & December 15
Q1-2011 Cash Position1	$193 million
Shares O/S2	~ 140 million
Average Daily Volume	~ 3 million shares
Key Information

1. As of March 31, 2011; 2. Not fully diluted

Overview of PDL BioPharma

Company Overview
• PDL pioneered the humanization of monoclonal antibodies
 which enabled the discovery of a new generation of
 targeted treatments for cancer and immunologic diseases
• PDL’s primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements
• Licensees consist of large biotechnology and
 pharmaceutical companies including Roche/Genentech/
 Novartis, Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai

Antibody Humanization Technology
• Antibodies are naturally produced by humans to
 fight foreign substances, such as bacteria and
 viruses
• In the 1980’s, scientists began creating antibodies in
 non-human immune systems, such as those of
 mice, that could target specific sites on cells to fight
 various human diseases
• However, mouse derived antibodies are recognized
 by the human body as foreign substances and may
 be rejected by the human immune system

• PDL’s technology allows for the “humanization” of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
• PDL’s humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
• PDL’s technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over
 $17 billion

Mission Statement
• Queen et al. Patents
 ▪ Manage patent portfolio
 ▪ Manage license agreements

• Purchase new royalty generating assets
 ▪ Assets that improve shareholder return
 ▪ Commercial stage assets
 ▪ Prefer biologics with strong patent protection

• Optimize return for shareholders

Corporate Governance
Management
• John McLaughlin
 President & CEO
• Christine Larson
 VP & CFO
• Christopher Stone
 VP, General Counsel &
 Secretary
• Caroline Krumel
 VP of Finance
• Danny Hart
 Associate General Counsel
Board of Directors
• Fred Frank
 Lead Director
• Jody Lindell
• John McLaughlin
• Paul Sandman
• Harold Selick

Licensed Products and Royalty Revenue

Product	Licensor	2010 WW Sales	Approved Indications
Avastin AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.4 billion[1]	■ Metastatic colorectal cancer ■ Advanced non-small cell lung cancer ■ Renal cancer ■ Metastatic HER2- breast cancer ■ Glioblastoma
Herceptin Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$5.4 billion[1]	■ Metastatic HER2+ breast cancer ■ Metastatic HER2+ stomach cancer
Lucentis LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$3.0 billion[1]	■ Wet age-related macular degeneration (AMD) ■ Macular edema or swelling following retinal vein occlusion ■ Diabetic macular edema ■ Lucentis is the only approved treatment for wet AMD proven to improve or maintain vision
Xolair Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.0 billion[1]	■ Moderate to severe persistent allergic asthma ■ First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
Tysabri TYSABRI (natalizumab)	Biogen Idec and Elan	$1.2 billion[1]	■ Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease ■ Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
RoACTEMRA tocilizumab	Roche and Chugai	$459 million[2]	■ Rheumatoid arthritis (RA)

PDL BioPharma™

Licensed Products and Royalty Revenue

1. As reported to PDL by its licensee 2. As reported by Roche; assume 1.155 CHF/USD

How Long will PDL Receive Royalties from
Queen et al. Patents?
• PDL’s revenues consist of royalties generated on sales of licensed products
 ▪ Sold before the expiration of the Queen et al. patents in mid-2013 through end of 2014
 or
 ▪ Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Formulation, Fill and Finish Schedule
½ month
1 month
½ month
2-3 months
Thaw, Formulation
& Vial Filling
Quality
Release
Packaging
& Quality
Inventory
Example of Antibody Bulk Manufacturing Schedule
Cell
Culture
Quality Release
Testing
Bulk Frozen Storage
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos
3 mos
2-18 months
1mo
1mo
Purification to Concentrated Bulk/Frozen

Genentech Product Made or Sold in U.S.
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Genentech Product Made and Sold Ex-U.S.
All Sales	3.0%
Queen et al Patents - Royalty Rates

• Tysabri and RoActemra
 ▪ Flat, low single-digit royalty
• Genentech Products (Avastin, Herceptin, Lucentis1 and Xolair)
 ▪ Tiered royalties on product made or sold in US
 ▪ Flat, 3% royalty on product made and sold outside US
 ▪ Blended global royalty rate on Genentech Products in 2010 was 1.9%
 ▪ Blended royalty rate on Genentech Products in 2010 made or sold in US was 1.5%
1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues.

1

80%
70%
60%
50%
40%
30%
20%
10%
0%
49%
27%
51%
26%
55%
20%
70%
47%
70%
40%
72%
30%
Q2-2010
Q4-2010
Q2-2011
Q2-2010
Q4-2010
Q2-2011
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales

BioPharma™

Shift of Manufacturing Sites = Higher Royalties
• Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made and sold ex-US
 ▪ Current production at Penzburg (Herceptin) and Basel (Avastin) plants
 ▪ Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
 - E. coli (Lucentis) and CHO (Avastin) plants are approved for commercial supply to the US
 - E. coli and CHO plants are expected to be approved for commercial supply to the EU in 2011
 - Currently, all Lucentis is made in the US

1. As reported to PDL by its licensee

$400
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

BioPharma™

Royalty Revenue & Licensed Products

Royalties by Product
($ in millions)

Royalty Products - Approved

Royalty Products - Avastin

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ On December 16, 2010, FDA notified
 Roche/Genentech of its intention to withdraw Avastin’s
 approval as first line treatment for HER2- breast cancer
 in combination with paclitaxel.
✓ In response to request from Genentech, FDA
 scheduled a hearing on June 28-29, 2011, to allow
 Genentech to present why Avastin should remain FDA-
 approved for HER2- breast cancer.
✓ On December 16, 2010, EMEA narrowed, but did not
 withdraw Avastin’s approval for first line treatment of
 HER2- breast cancer in combination with paclitaxel.
✓ On April 15, 2011, Roche announced that CHMP
 issued a positive opinion for the use of Avastin in
 combination with Xeloda for 1st-line HER 2- breast
 cancer.
✓ Roche lowered its estimate of peak annual sales from
 of Avastin from CHF8 - CHF9 billion to CHF7 billion.
✓ Based on our internal model, we project Avastin for
 treatment of metastatic HER2- breast cancer
 represents slightly more than 2% of total PDL royalty
 revenue.

Royalty Products - Avastin

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ On June 4, 2011, Genentech announced results from
 Phase 3 study evaluating Avastin in combination with
 chemotherapy (gemcitabine and carboplatin) followed by
 the continued use of Avastin alone in women with
 previously treated (recurrent) platinum-sensitive ovarian
 cancer which showed that women who received Avastin
 experienced a 52 percent reduction in the risk of their
 disease progressing (HR=0.48, p<0.0001) compared to
 women who received chemotherapy alone.
✓ Two previous Phase 3 studies in women with newly
 diagnosed ovarian cancer demonstrated that front-line
 Avastin in combination with standard chemotherapy
 (carboplatin and paclitaxel), followed by the continued use of Avastin alone, significantly increased progression free
 survival compared to treatment with chemotherapy alone.
✓ Roche has submitted an application for approval for first
 line treatment in EU and expects a decision later in 2011.
✓ Genentech expects to file an application for approval in US in later 2011 so that it can meet FDA’s request for overall survival data.

Royalty Products - Lucentis

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ On January 7, Novartis announced that Lucentis has been
 approved in the EU for the treatment of visual impairment
 due to diabetic macular edema (DME).
 ▪ DME is a leading cause of blindness in the working-
 age population in most developed countries.
✓ On February 11, 2011, Genentech announced that one of
 two Phase 3 studies evaluating in patients with DME
 showed that a significantly higher percentage of patients
 receiving monthly dosing of Lucentis achieved an
 improvement in vision of at least 15 letters on the eye chart at 24 months compared to those in a control group, who
 received a placebo injection.
✓ On June 6, 2011, Novartis announced that Lucentis has
 been approved in the EU for the treatment of visual
 impairment due to macular edema secondary to retinal vein
 occlusion.

Royalty Products - Lucentis

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ On November 22, 2010, Regeneron and Bayer reported top line data from two Phase 3 trials investigating VEGF Trap in age-
 related macular degeneration (AMD) patients which suggest that it may be injected into the eye every other month with safety and efficacy comparable to that of monthly dosing of Lucentis.
✓ On December 20, 2010, Regeneron has also reported positive
 Phase 3 data in the treatment of retinal vein occlusion (RVO) for which Lucentis is approved.
 ▪ Unlike the AMD trial, monthly administration was used in
 the RVO trial, which does not afford a dosing advantage
 with respect to Lucentis.
✓ On February 22, 2011, Regeneron and Bayer filed an
 application for approval of VEGF Trap for AMD with a PDUFA
 date of August 20, 2011 based on priority review. An FDA
 Advisory Committee recommended approval of VEGF Trap on
 June 17, 2011.
✓ Regeneron filed suit in February 2011 seeking a summary
 judgment that it does not infringe Genentech’s patents.
✓ Genentech filed a countersuit in April 2011 asserting that
 Regeneron is willfully infringing Genentech’s patents, seeking treble damages and asking for injunctive relief.
✓ On June 7, 2011, Regeneron and Bayer filed an application for
 AMD in EU.

Royalty Products - Lucentis

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ On April 4, 2011, Genentech and Johns Hopkins University
 reported results of a review of files of 77,886 patients with
 AMD who received either Avastin off-label or Lucentis.
✓ Patients receiving Avastin off-label had an 11% increased
 risk of overall mortality, 57% increased risk of hemorrhagic cerebrovascular accident, 80% more likely to have ocular
 inflammation and 11% more likely to have cataract surgery
 following treatment than Lucentis treated patients.
✓ Authors of the study note that it is limited due to incomplete information on confounding factors such as smoking, lipid
 and blood pressure levels, etc.

Royalty Products - Lucentis

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ On April 28, 2011, New England Journal of Medicine
 reported the results from the NEI’s CATT study comparing
 Lucentis and Avastin on fixed and variable schedules in the treatment of AMD.
✓ Efficacy results from the first year of the two year study showed that, with respect to the primary endpoint of mean
 change in visual acuity (number of lines of letters on an eye chart) at 12 months, less expensive Avastin was not inferior to Lucentis.
 ▪ It is estimated that off label use of Avastin in the U.S.
 was 60% prior to the results of the CATT trial.
✓ At 12 months, serious adverse events (primarily
 hospitalizations) occurred at a 24% rate for patients
 receiving Avastin and a 19 percent rate for patients
 receiving Lucentis. However, preliminary 24 month safety
 data showed no difference between Lucentis and Avastin
 treated patients in terms of death, stroke and all
 arteriothrombotic events.

Royalty Products - Tysabri

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ FDA and EMEA have included JC virus (JCV) status as a
 risk factor for PML in the product label for Tysabri.
 ▪ The EMEA also recommended a five-year renewal of
 the Tysabri’s Marketing Authorization in the EU.
 ▪ EMEA Physician Info Document states that risk of
 PML in:
 ➢ JCV- patients is <0.2 per 1000
 ➢ JCV+ patients with no prior
 immunosuppressants is 0.4 per 1000 in first two
 years
 ➢ JCV+ patients with no prior
 immunosuppressants is 2.6 per 1000 in years 2
 -4
 ➢ JCV+ patients AND prior immunosuppressants
 AND 2 or more years is 9 per 1000
 ➢ JCV+ = roughly 55% of MS population
✓ Based on May 2011 patient numbers, the highest monthly
 new starts in over a year, the JCV assay allows physicians
 to prescribe the most efficacious multiple sclerosis drug and derisks the likelihood of PML by halting Tysabri treatment in patients who are JCV+.

Royalty Products - RoActemra

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ On January 5, 2011, Roche announced that FDA expanded
 the RoActemra label to include inhibition and slowing of
 structural joint damage, improvement of physical function,
 and achievement of major clinical response in adult patients with moderately to severely active rheumatoid arthritis.
✓ On April 18, 2011, FDA approved RoActemra to treat
 patients age 2 and older with active systemic juvenile
 idiopathic arthritis (SJIA).
 ▪ It is the first and only approved treatment for SJIA, a
 rare and severe form of arthritis affecting children.

Potential Royalty Products
- Development Stage

Potential Royalty Products - T-DM1

T-DM1
Breast HER2+ Cancer
✓ On October 13, 2010, Roche/Genentech announced
 preliminary, six month results from a Phase 3 trial in second line HER2+ breast cancer patients which showed that 48%
 of women treated with T-DM1 had their tumors shrink
 compared with 41% of those taking the combination of
 Herceptin and Taxotere.
 ▪ Among the women taking the standard therapy, 75%
 had side effects of grade 3 or higher on a 5-point
 scale, compared with 37% of those getting T-DM1.
✓ Roche/Genentech expect to file for second line approval in
 2012.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Ocrelizumab

T-DM1
Breast HER2+ Cancer
✓ Phase 2b.
✓ Unlicensed product.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Pertuzumab

T-DM1
Breast HER2+ Cancer
✓ On December 10, 2010, Roche/Genentech reported the
 results from a Phase 2 trial investigating the neoadjuvant
 (prior to surgery) use of pertuzumab and Herceptin plus
 chemotherapy for the treatment of early-stage, HER2+
 breast cancer.
✓ Treatment significantly improved the rate of complete tumor disappearance in the breast by more than half compared to
 Herceptin plus docetaxel, p=0.014.
✓ Roche/Genentech expect to file for approval at the end of
 2011.
✓ Unlicensed product.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Afutuzumab

T-DM1
Breast HER2+ Cancer
✓ Phase 3.
✓ Roche/Genentech expect to file for approval in 2013.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Bapineuzumab

T-DM1
Breast HER2+ Cancer
✓ Phase 3.
✓ Data expected in 2H012.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Solanezumab

T-DM1
Breast HER2+ Cancer
✓ Phase 3.
✓ Data expected in 2H012.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Datoluzumab

T-DM1
Breast HER2+ Cancer
✓ Phase 2.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Daclizumab

T-DM1
Breast HER2+ Cancer
✓ Phase 3.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Farletuzumab

T-DM1
Breast HER2+ Cancer
✓ Phase 3.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Ovarian Cancer 1st Line US
T-DM1
HER 2+ Advanced mBC
RoActemra
Early Rheumatoid Arthritis
RoActemra
SC Formulation (US)
Lucentis
AMD High Dose (US)
Xolair
Chronic Idiopathic Urticaria
T-DM1
HER 2+ mBC 1st Line
Pertuzumab1
HER 2+ EBC
Lebrikizumab1
Asthma
Ocrelizumab1
PPMS & RRMS
Rontalizumab1
Systemic Lupus Erythematosus
Afutuzumab (GA101)
Non-Hodgkin's Lymphoma
2011
2012
2013
Post 2013

Genentech / Roche - Product Pipeline

Avastin
Lucentis
Diabetic Macular Edema (US)
Pertuzumab1
mBC HER2+ 1st Line
Avastin + Herceptin
mBC HER+ 2nd Line
Avastin
Relapsed Ovarian Cancer
RoActemra
RA DMARD H2H (EU)
RoActemra
Ankylosing Spondylitis
Herceptin
Subcutaneous Formulation
Avastin & Herceptin
HER2+ mBC 1st Line
Avastin
mCRC TML
RoActemra
SC Formulation (EU)
Afutuzumab (GA101)
Chronic Lymphocytic Leukemia
Avastin
BC Adjuvant HER2+
Avastin
BC Adj Triple Negative
Herceptin
BC HER 2+ Adj 2 Year
Avastin
Glioblastoma 1st Line
Avastin
HER 2- BC adj
Avastin
NSCLC adj
1. Not a licensed product
Source: Roche investor update, April 14, 2011
US & EU Filings Calendar

Financials

INCOME STATEMENT				
	Fiscal Year Ending 12/31			Guidance
		[1]		
	297	211	77	
	280	150	68	
	$ 189	$ 92	$ 44	

BALANCE SHEET		
	As of	

PDL BioPharma™

Financial Overview

1. Includes $92.5 million one time legal settlement to MedImmune. Net interest expense includes $17.6 million loss on convertible note retirement.
2. Includes $10.0 million one time legal settlement from UCB.
2009
2010
1Q-2011
2
2Q-2011 YTD
12/31/2010
3/31/2011
Revenue
318
$

345
$

83
$

205
$

Cash, Cash Equivalents
Expenses
21

134

6

& Investments
248
$

193
$

EBIT
Total Assets
317
$

249
$

Net Interest Expense
17

61

9

Pre-Tax Profit
Total Debt
518
$

497
$

Taxes
91

58

24

Total Stockholders' Deficit
(324)
$

(371)
$

Net Income

Debt

- $250 million 2.00% convertible senior notes due February 2012; principal balance

($ in millions)	Debt Outstanding		
	12/31/2009	12/31/2010	6/30/2011
2.75% Convertible Debt			
August 2010 Note Holder Put	$ 200	$ -	$ -
2.00% Senior Convertible Debt			
February 2012 Maturity	228	133	-
10.25% Securitization Note			
September 2012 Anticipated Maturity	300	204	142
2.875% Senior Convertible Debt			
February 2015 Maturity	-	180	180
3.75% Senior Convertible Debt			
May 2015 Maturity	-	-	155
Total Debt	**$ 728**	**$ 517**	**$ 477**

Current and Long-Term Liabilities
• $155 million 3.75% convertible senior notes due May 2015
 ▪ Notes issued May 16, 2011; conversion rate is 129.2740 / $1,000 face amount ($7.74/share)
 ▪ Bond hedge effectively increases conversion price to $9.10 / share
 ▪ Proceeds will be used to redeem 2012 convertible senior notes as of June 30, 2011 of $133 million
 ▪ Conversion rate is 147.887 shares / $1,000 face amount ($6.76/share)
 ▪ Redemption date is June 30, 2011, subject to note holders’ conversion rights

• $180 million 2.875% convertible senior notes
 due February 2015
 ▪ Conversion rate is 147.887 shares / $1,000
 face amount ($6.76/share)

• $300 million 10.25% secured non-recourse
 notes; principal balance of $142 million as of
 June 30, 2011
 ▪ Approximately 40% of Genentech royalties
 dedicated to quarterly principal and interest
 ▪ After retirement, securitized Genentech
 royalties will be retained by PDL
• The purpose of restructuring PDL’s debt is to
 free up cash for the acquisition of royalty
 assets

Legal Matters

Recent Resolution of Legal Disputes
• PDL has resolved all challenges to the Queen et al. Patents in the
 U.S. Patent and Trademark Office (USPTO) and the European
 Patent Office (EPO) as well as its dispute with MedImmune
 ▪ UCB Pharma
 - PDL received $10 million from UCB and PDL agreed not to sue UCB for any royalties related to Cimzia
 - UCB terminated patent interference proceedings before the USPTO and withdrew its opposition appeal in the EPO
 ▪ MedImmune
 - PDL paid MedImmune $65 million on February 15, 2011, and will pay them an additional
 $27.5 million by February 2012
 - MedImmune ceased support of any party in the EPO opposition appeal
 ▪ Novartis
 - PDL dismissed its claims against Novartis in its Nevada lawsuit
 - Novartis withdrew its opposition appeal to PDL’s European patent in EPO
 - Beginning in 2Q11, PDL will pay Novartis an amount based on Novartis’ net ex-U.S. sales of Lucentis during calendar year 2011 and beyond
 ▪ BioTransplant
 - PDL acquired BioTransplant, a bankrupt company and instructed BioTransplant to withdraw its opposition appeal in the EPO

Pending Dispute with Genentech and Roche
• In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL’s supplementary protection certificates (SPCs)
 ▪ Products include Avastin, Herceptin, Lucentis and Xolair
 ▪ SPCs are extensions of patent term in Europe that are issued on a country-by-country and product-by-product basis
• PDL Response
 ▪ Genentech’s assertions are without merit
 ▪ PDL disagrees with Genentech’s assertions of non-infringement
 ▪ Genentech had waived its rights to challenge our patents, including SPCs in its 2003
 Settlement Agreement with PDL
• 2003 Settlement Agreement
 ▪ Resolved intellectual property disputes between the two companies at that time
 ▪ Limits Genentech’s ability to challenge infringement of PDL’s patent rights, including
 SPCs, and waives Genentech’s right to challenge or assist other in challenging the validity of our patent rights

Nevada Lawsuit Against Genentech/Roche
• PDL filed a lawsuit against Genentech and Roche in Nevada
 state court
 ▪ Lawsuit states that fax constitutes a breach of 2003 Settlement
 Agreement because Genentech assisted Roche in challenging PDL’s patents and SPCs
 ▪ Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement
 Agreement, punitive damages and attorney’s fees

• In November 2010, Genentech and Roche filed two motions
 to dismiss
 ▪ They contend that 2003 Settlement Agreement applies only to PDL’s
 U.S. patent rights
 ▪ They asserted that the Nevada court lacks personal jurisdiction over
 Roche
 ▪ On April 21, 2011, Nevada court heard arguments on two Genentech and Roche motions
 ▪ If case proceeds, trial is not yet scheduled and not expected until 2012

Optimizing Stockholder Return

Business Strategy
• Purchase new royalty assets and
 ladder like a bond portfolio
 ▪ Continue to reinvest in new royalty
 assets and pay dividends
 - Commercial stage products
 - Sweet spot $75MM to $150MM
 ▪ Debt repaid by end of 2015
 ▪ Company continues as long as it
 can generate satisfactory return
• If unable to acquire royalty assets
 on attractive terms, build cash
 reserves to:
 ▪ Repay debt
 ▪ Use all excess cash to pay
 dividends to enhance shareholder
 return
 ▪ Wind-up company in 2016
 timeframe

• Queen et al. patents expire end of 2014;
 we anticipate royalties will likely
 continue to ~2016
• PDL has two possible future pathways

Optimizing Stockholder Return
• Continuously evaluating alternatives
 ▪ Dividends
 ▪ Capital restructure
 ▪ Share repurchase
 ▪ Company sale
 ▪ Purchase of commercial stage, royalty
 generating assets

Investment Highlights
• Strong historic revenue growth from approved products
• Potential for additional indications from existing
 products, new product approvals and purchase of new
 royalty assets
• Potential to grow and diversify revenues with the
 addition of new royalty assets
• Significantly reduced expenses with no R&D burn
• Liquidity - volume averages 3 million shares/day
• Return to stockholders
 ▪ In 2011, $0.60/share to be paid in quarterly regular dividends of
 $0.15/share in March 15, June 15, September 15 and
 December 15

Appendix

Avastin
• Licensor
 ▪ Genentech (US) and Roche (ex-US)
• Mechanism
 ▪ As a tumor grows, it exceeds the ability of the local
 blood supply to nourish it
 ▪ Tumor causes up regulation of vascular endothelial
 growth factor (VEGF) stimulating angiogenesis or the
 growth of leaky blood vessels to nourish the tumor
 ▪ Avastin targets and inhibits VEGF reduction in blood
 vessels “starving” the tumor
• Approvals
 ▪ Metastatic colorectal cancer, advanced non-small cell
 lung cancer, renal cancer, metastatic HER2- breast
 cancer and glioblastoma
• Sales
 ▪ 2010 worldwide net sales of $6.4 billion1
 - US is reviewing approval for metastatic HER2- breast cancer and EU has narrowed this label, resulting in drop in sales for this indication

Treatment with Avastin
reduces vascularization
or blood supply of tumor
1. As reported to PDL by its licensee

Herceptin
• Licensor
 ▪ Genentech (US) and Roche (ex-US)
• Mechanism
 ▪ Some breast cancer cells make too many (over-express)
 copies of a particular gene known as HER2 that causes
 rapid growth of the breast cancer cell
 ▪ Herceptin works by attaching itself to the HER2
 receptors on the surface of breast cancer cells, blocking
 them from receiving growth signals and slowing or
 stopping the growth of the breast cancer cell
 ▪ Herceptin also fights breast cancer by alerting the
 immune system to destroy cancer cells onto which it is
 attached
• Approvals
 ▪ Metastatic HER2+ breast cancer, metastatic HER2+
 stomach cancer
• Sales
 ▪ 2010 worldwide net sales of $5.4 billion1

Without Herceptin treatment,
cell surface receptors signal
into the HER2+ breast cancer
cell to proliferate
Herceptin binds to cell surface
receptors inhibiting
intracellular signals thus
preventing cancer cell
proliferation and signaling the
immune system to “kill” the
cancer cell
1. As reported to PDL by its licensee

Retina
Choroid
Blood vessels
Fovea
Capillaries
Rods and cones
Bruch's membrane
Retinal pigmented epithelium (RPE)

Retina
Choroid
Blood vessels
Blood
Capillaries
Rods and cones
Bruch's membrane
Retinal pigmented epithelium (RPE)

Lucentis

• Licensor
 ▪ Genentech (US) and Novartis (ex-US)
• Mechanism
 ▪ A form of VEGF known as VEGF-A causes the
 formation of leaky blood vessels result in the
 swelling in the macula and vision loss
 ▪ Lucentis binds to and inhibits VEGF-A before it
 can cause the formation of the leaky blood vessels
 preserving and sometimes improving vision
• Approvals
 ▪ Wet age-related macular degeneration (AMD),
 macular edema or swelling following retinal vein
 occlusion, diabetic macular edema
• Sales
 ▪ 2010 worldwide net sales of $3.0 billion1
 - Recent NIH study comparing safety and effectiveness
 of Lucentis finds less expensive Avastin equally
 efficacious - will adversely affect future Lucentis sales
 for AMD
 - It’s estimated that in the U.S. 60% of AMD patients are
 already treated with off-label Avastin
Cross
section of
normal
macula at
back of eye
Cross
section of
macula with
AMD causing
loss of vision
Amsler Grid as
seen through
normal eyes
Amsler Grid as
seen through
eyes with AMD
1. As reported to PDL by its licensee

Xolair

• Licensor
 ▪ Genentech (US) and Novartis (ex-US)
• Mechanism
 ▪ IgE plays a role in allergic disease by
 causing the release of inflammatory
 mediators from mast cells that result in
 sneezing, wheezing and asthma
 ▪ Xolair binds to and neutralizes circulating
 IgE by preventing IgE from binding to its
 mast-cell receptor
• Approvals
 ▪ Moderate-to-severe persistent asthma
• Sales
 ▪ 2010 worldwide net sales of $1.0 billion1
Xolair antibody (yellow) binds to IgE
(blue) preventing IgE from binding to
mast cell. Otherwise, IgE binding to
mast cell would result in wheezing,
sneezing and asthma.
1. As reported to PDL by its licensee

T cell
activated
activated T cells
highly stimulated T cells
brain
Nerve cell
Macrophage (consuming cell)
Myelin sheath

- **Licensor**
  - Biogen Idec and Elan
- **Mechanism**
  - Tysabri binds to an integrin that reduces the ability of the immune response cells to cross the blood brain barrier and attack nerve cells
- **Approvals**
  - Treatment for patients with relapsing forms of multiple sclerosis (MS) who have had an inadequate response to, or are unable to tolerate, alternative MS therapies
  - Treatment for adult patients with moderate-to-severe Crohn's disease who have had an inadequate response to, or are unable to tolerate, conventional therapies
- **Sales**
  - 2010 worldwide net sales of $1.2 billion[1]
  - Use of Tysabri is associated with a rare but often fatal brain infection
  - The label for Tysabri is updated to reflect the use of a JC virus assay that can be used to stratify whether patients are at risk for developing this rare condition

PDL BioPharma™

Tysabri

 ▪ EU authorities have renewed Tysabri’s approval for
 the typical five year period
In MS, the body’s
autoimmune system is
inappropriately activated,
resulting in it attacking
the body. Here, defense
cells, known as T cells,
are activated.
Activated T cells are able
to cross the blood brain
barrier affording them
access to nerve cells.
Activated T cells attack,
and recruit other defense
cells known as
macrophages, to attack
and consume the myelin
sheath or insulation
surrounding nerve fibers.
The resulting holes in the
myelin slow the
transmission of impulses
along the nerve and
cause the symptoms of
MS.
1. As reported to PDL by its licensee

Rheumatoid arthritis usually affects joints symmetrically (on both sides equally), may initially begin in a couple of joints only, and most frequently attacks the wrists, hands, elbows, shoulders, knees and ankles

Cut-section view of knee joint
Femur
Synovial fluid
Patella
Inflammed synovial membrane
Tibia
Pitted cartilage
ADAM.

RoActemra

• Licensor
 ▪ Roche and Chugai
• Mechanism
 ▪ Rheumatoid arthritis (RA) is an autoimmune disease in
 which the body's immune system attacks itself
 ▪ One of the defense mechanisms inappropriately
 activated in RA is IL-6, which can result in destruction of the cartilage between joints causing the symptoms of
 RA
 ▪ RoActemra binds to and neutralizes IL-6 preventing it
 from destroying cartilage thereby blocking one of the
 causes of RA
• Approvals
 ▪ Treatment of signs and symptoms in moderate-to-
 severe adult RA patients, slowing of structural damage
 to joints caused by RA and preservation physical
 function of joints afflicted by RA
• Sales
 ▪ 2010 worldwide net sales of $459 million1
It is the degradation and
eventual destruction of this
cartilage that causes the
symptoms of RA.
1. As reported by Roche; assume 1.155 CHF/USD